UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 18, 2008 (March 14, 2008)
ADVOCAT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12996	62-1559667
(State or other jurisdiction	(Commission File	(Employer Identification
of incorporation)	Number)	Number)
1621 Galleria Boulevard Brentwood, TN 37027-2926
(Address of principal executive offices)
(615) 771-7575
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On March 14, 2008, the Company entered into an amendment to its Master Lease with Omega to provide for the construction and lease of a new facility in Paris, Texas. Upon the completion of the construction of the replacement facility, the existing building will be closed and the single facility lease terminated.
A press release regarding these transactions is attached as an exhibit hereto.

Item 9.01.	Financial Statements and Exhibits.
     (c) Exhibits

Number	Exhibit
99.1	Press release dated March 18, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVOCAT INC.
By:	/s/ William R. Council
William R. Council
Chief Executive Officer

Date: March 18, 2008

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated March 18, 2008.